Execution Version
RATIFICATION AND FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS RATIFICATION AND FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (the “Fourth Amendment to Credit Agreement,” or this “Amendment”) is dated as of March 31, 2019, among VANGUARD NATURAL GAS, LLC, a Kentucky limited liability company (“Borrower”), VANGUARD NATURAL RESOURCES, INC., a Delaware corporation, as Parent, and CITIBANK, N.A., as Administrative Agent (the “Administrative Agent”), and the financial institutions executing this Amendment as Lenders.
R E C I T A L S
A.    Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Fourth Amended and Restated Credit Agreement dated as of August 1, 2017, as amended by a Limited Waiver and First Amendment to Fourth Amended and Restated Credit Agreement dated as of January 9, 2018, as amended by a Second Amendment to Fourth Amended and Restated Credit Agreement dated as of July 5, 2018, and as amended by a Third Amendment to Fourth Amended and Restated Credit Agreement dated as of December 6, 2018 (as further amended, modified, and supplemented and in effect prior to the date hereof collectively, the “Original Credit Agreement”).
B.    Certain Lenders have purported to assign Loans and/or Revolving Credit Commitments pursuant to Assignment and Assumptions with assignees in contravention of the condition set forth in Section 12.04(b)(ii)(B) of the Original Credit Agreement that each partial assignment of a Revolving Credit Commitment and Loans shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under the Original Credit Agreement, as more specifically described on Schedule A attached hereto (the “Specified Assignments”).
C.    The parties desire to amend the Original Credit Agreement as hereinafter provided and to ratify the Specified Assignments as assignments permitted by Section 12.04 of the Original Credit Agreement, notwithstanding the failure to comply with the condition set forth in Section 12.04(b)(ii)(B) of the Original Credit Agreement.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:
“Credit Agreement” means the Original Credit Agreement, as amended hereby and as further amended, modified or supplemented or in effect from time to time after the date hereof.
“Fourth Amendment Effective Date” means the date when the conditions set forth in Section 2 of this Amendment have been complied with to the satisfaction of the Administrative Agent, unless waived in writing by the Administrative Agent.
2.    Conditions Precedent. The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Fourth Amendment Effective Date):
(a)    Fourth Amendment to Credit Agreement. Administrative Agent shall have received duly executed counterparts of this Amendment from Borrower and Lenders to the Original Credit Agreement constituting the Majority Revolving Lenders.
3.    Amendments to Original Credit Agreement. On the Fourth Amendment Effective Date,
A.    Section 12.04(b)(ii)(B) of the Original Credit Agreement shall be amended to read in its entirety as follows:
(B)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, except that this clause (B) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among the Revolving Credit Commitments and the Revolving Loans, on the one hand, and the Term Loans, on the other hand, on a non-pro rata basis;
B.    Annex I to the Original Credit Agreement is hereby amended and restated in its entirety as Annex I attached hereto.
4.    Ratification. Each of the undersigned does hereby acknowledge and ratify each Specified Assignment and does hereby deem each Specified Assignment to be an assignment of Loans and/or Revolving Credit Commitments, as applicable, pursuant to Section 12.04 of the Credit Agreement. Notwithstanding Section 12.04(b)(ii)(B) of the Original Credit Agreement, each of the undersigned does hereby deem each purported assignee of each Specified Assignment to be a Lender to the extent of the Loans and/or Revolving Credit Commitments assigned thereby and each purported assignor to have assigned its rights and obligations under the Credit Agreement to the extent described in, and pursuant to, the applicable Specified Assignment.
5.    Certain Representations. Borrower represents and warrants that, as of the Fourth Amendment Effective Date: (a) Borrower has full power and authority to execute this Amendment and this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by Borrower thereof.
6.    No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.
7.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, Issuing Bank and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment. This Amendment is a Loan Document and any breach of any representations, warranties and covenants under this Amendment shall be subject to Section 10.01 of the Original Credit Agreement.
8.    Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. This Amendment shall constitute a Loan Document for all purposes.
9.    Confirmation of Security. Borrower hereby confirms and agrees that all of the Security Instruments that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.
10.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.
11.    Incorporation of Certain Provisions by Reference. The provisions of Section 12.10 of the Original Credit Agreement captioned “Governing Law,” Section 12.11 of the Original Credit Agreement captioned “Submission to Jurisdiction”, Section 12.12 of the Original Credit Agreement captioned “Waiver of Venue”, Section 12.13 of the Original Credit Agreement captioned “Service of Process”, and Section 12.14 of the Original Credit Agreement captioned “WAIVER OF JURY TRIAL” are incorporated herein by reference for all purposes.
12.    Entirety, Etc. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[This space is left intentionally blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.
LOAN PARTIES
VANGUARD NATURAL GAS, LLC
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO
VANGUARD NATURAL RESOURCES, INC.
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO
VANGUARD OPERATING, LLC
By: Vanguard Natural Gas, LLC,
Its Sole Member
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO
EAGLE ROCK ACQUISITION PARTNERSHIP, L.P.
By: EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY, INC.,
Its general partner
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO

EAGLE ROCK ACQUISITION PARTNERSHIP II, L.P.
By:    EAGLE ROCK UPSTREAM DEVELOPMENT    COMPANY II, INC.,    Its general partner
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO
EAGLE ROCK ENERGY ACQUISITION CO., INC.
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO
EAGLE ROCK ENERGY ACQUISITION CO. II, INC.
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO
EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY, INC.
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO

EAGLE ROCK UPSTREAM DEVELOPMENT COMPANY II, INC.
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO
ESCAMBIA ASSET CO. LLC
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO
ESCAMBIA OPERATING CO. LLC
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO
VNR HOLDINGS, LLC

By:	Vanguard Natural Gas, LLC, Its Sole Member
By:      /s/ Ryan Midgett
Name:    Ryan Midgett
Title:    CFO

ADMINISTRATIVE AGENT
CITIBANK, N.A.,
as Administrative agent and Issuing Bank
By:      /s/ Peter Baumann
Name:    Peter Baumann
Title:    Vice President

LENDERS
CITIBANK, N.A.,
By:      /s/ David Quinn
Name:    David Quinn
Title:    Attorney In Fact

BARCLAYS BANK PLC
By:      /s/ David Quinn
Name:    David Quinn
Title:    Attorney In Fact

BANC OF AMERICA CREDIT PRODUCTS, INC.
By:      /s/ Cassie Goodnight
Name:    Cassie Goodnight
Title:    Vice President

ASSOCIATED BANK, N.A.
By:      /s/ Brett P. Stone
Name:    Brett P. Stone
Title:    Senior Vice President

BANK OF MONTREAL
By:      /s/ James V. Ducote
Name:    James V. Ducote
Title:    Managing Director

BANK OF AMERICA, N.A.
By:      /s/ Kevin M. Behan
Name:    Kevin M. Behan
Title:    Managing Director

HANCOCK WHITNEY BANK
By:      /s/ Brock Berilgen
Name:    Brock Berilgen
Title:    Senior Vice President

UBS AG, STAMFORD BRANCH
By:      /s/ Darlene Arias
Name:    Darlene Arias
Title:    Director

By:      /s/ Houssem Daly
Name:    Houssem Daly
Title:    Associate Director

CHASE LINCOLN FIRST COMMERCIAL CORPORATION
By:      /s/ Sean Chudzik
Name:    Sean Chudzik, Asc.
Title:    Authorized Signatory

COMMONWEALTH BANK OF AUSTRALIA
By:      /s/ David Pichut
Name:    David Pichut
Title:    Senior Associate

CAPITAL ONE, NATIONAL ASSOCIATION
By:      /s/ Michael P. Robinson
Name:    Michael P. Robinson
Title:    Vice President

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
By:      /s/ David Lima
Name:    David Lima
Title:    Director

By:      /s/ Thane Rattew
Name:    Thane Rattew
Title:    Managing Director

ING CAPITAL LLC
By:      /s/ Julie Bieser
Name:    Julie Bieser
Title:    Managing Director

By:      /s/ Charles Hall
Name:    Charles Hall
Title:    Managing Director

ROYAL BANK OF CANADA
By:      /s/ Mari Hodgkinson
Name:    Mari Hodgkinson
Title:    Director, Special Loans

JPMORGAN CHASE BANK, N.A.
By:      /s/ Darren Vanek
Name:    Darren Vanek
Title:    Executive Director

COMMERCIAL BANK
By:      /s/ Cynthia B. Jones
Name:    Cynthia B. Jones
Title:    Vice President

WELLS FARGO BANK, N.A.
By:      /s/ Katherine Scalzo
Name:    Katherine Scalzo
Title:    Director

Schedule A
Specified Assignments

Date	Assignor	Assignee	Facility Assigned	Amount of Revolving Credit Commitment/Loan Assignment
12/12/17	SUNTRUST BANK	Citibank, N.A.	Term Loan	$1,315,130.26
1/26/18	ZB, N.A.	Barclays Bank PLC	Term Loan	$1,499,248.49
1/31/2018	Barclays Bank PLC	Cross Sound Distressed Opportunities Fund, L.P. - Series 3	Term Loan	$1,123,135.42
3/14/2018	The Bank of Nova Scotia	Barclays Bank PLC	Term Loan	$3,420,160.63
3/15/2018	Knighthead (NY) Fund, L.P.	Barclays Bank PLC	Revolving Credit Commitment	$3,206,599.16
3/15/2018	Knighthead Annuity & Life Assurance Company	Barclays Bank PLC	Revolving Credit Commitment	$3,799,544.55
3/15/2018	KNIGHTHEAD MASTER FUND, L.P.	Barclays Bank PLC	Revolving Credit Commitment	$27,720,946.51
3/16/2018	Barclays Bank PLC	Cross Sound Distressed Opportunities Fund, L.P. - Series 3	Revolving Credit Commitment	$4,852,941.18
3/16/2018	Barclays Bank PLC	Cross Sound Distressed Opportunities Fund, L.P. - Series 3	Revolving Credit Commitment	$9,908,362.66
3/16/2018	Barclays Bank PLC	Cross Sound Distressed Opportunities Fund, L.P. - Series 3	Revolving Credit Commitment	$19,411,764.71
4/13/2018	ZB, N.A.	Barclays Bank PLC	Revolving Credit Commitment	$13,226,452.91
4/16/2018	The Bank of Nova Scotia	Barclays Bank PLC	Revolving Credit Commitment	$10,000,000.00
5/3/2018	UBS AG, Stamford Branch	WHITEBOX CAJA BLANCA FUND LP	Term Loan	$3,411,588.80
5/7/2018	Citibank, N.A.	WHITEBOX ASYMMETRIC PARTNERS LP	Term Loan	$645,478.20
5/7/2018	Citibank, N.A.	WHITEBOX MULTI STRATEGY PARTNERS LP	Term Loan	$663,076.41
8/20/2018	Citibank, N.A.	CITI TROUBLED DEBT RESTRUCTURE	Term Loan	$3,636,100.32
8/20/2018	Citibank, N.A.	CITI TROUBLED DEBT RESTRUCTURE	Revolving Credit Commitment	$27,462,565.24
9/24/2018	KNIGHTHEAD NY FUND LP	HSBC BANK PLC	Term Loan	$361,653.37
9/24/2018	KNIGHTHEAD ANNUITY AND LIFE	HSBC BANK PLC	Term Loan	$428,528.18
9/24/2018	KNIGHTHEAD MASTER FUND, L.P.	HSBC BANK PLC	Term Loan	$3,126,481.75
11/7/2018	DEUTSCHE BANK AG NEW YORK BRANCH	BANK OF MONTREAL	Term Loan	$3,394,445.14
11/29/2018	DEUTSCHE BANK AG NEW YORK BRANCH	BANK OF MONTREAL	Revolving Credit Commitment	$25,199,263.53
12/5/2018	The Bank of Nova Scotia	Black Diamond Credit Strategies Master Fund, Ltd.	Revolving Credit Commitment	$4,901,001.05

ANNEX I
APPLICABLE PERCENTAGES
REVOLVING CREDIT PERCENTAGE

Name of Lender	Commitment	Applicable Percentage
BANK OF MONTREAL	$49,583,509.12	7.315%
BARCLAYS BANK PLC(NEW YORK BRANCH)	$44,331,167.41	6.540%
BLACK DIAMOND CREDIT STRATEGIES MASTER FUND LTD (FKA) BDC FINANCE LTD	$14,541,155.07	2.145%
WELLS FARGO BANK NA	$30,225,563.77	4.459%
CROSS SOUND DISTRESSED OPPORTUNITIES FUND LP SERIES 3 (FKA) CROSS SOUND ENERGY OPPORTUNITY FUND LP SERIES 3	$28,078,568.94	4.142%
CITIBANK, N.A. - ORIGINATIONS	$26,489,820.04	3.908%
ABN AMRO CAPITAL USA LLC	$24,791,754.56	3.657%
BANK OF AMERICA NA	$24,791,754.56	3.657%
CIBC INC	$24,791,754.56	3.657%
CITIZENS BANK	$24,791,754.56	3.657%
CREDIT AGRICOLE	$24,791,754.56	3.657%
FIFTH THIRD BANK (FIFTH THIRD)	$24,791,754.56	3.657%
ING CAPITAL LLC	$24,791,754.56	3.657%
JPMORGAN CHASE BANK NA (JPM CHASE)	$24,791,754.56	3.657%
NATIXIS NEW YORK BRANCH	$24,791,754.56	3.657%
PNC BANK, N.A.	$24,791,754.56	3.657%
ROYAL BANK OF CANADA	$24,791,754.56	3.657%
SUMITOMO MITSUI BANKING CORP.	$24,791,754.56	3.657%
U.S. BANK NATIONAL ASSOCIATION	$24,791,754.56	3.657%
UBS AG, STAMFORD BRANCH	$24,791,754.56	3.657%
CAPITAL ONE, N.A. CAPITAL ONE FINANCIAL CORPORATION (PARENT)	$18,678,719.19	2.756%
COMERICA BANK	$18,678,719.19	2.756%
COMMONWEALTH BANK OF AUSTRALIA NEW YORK BRANCH	$18,678,719.19	2.756%
ASSOCIATED BANK NA	$14,603,362.27	2.154%
BANC OF AMERICA CREDIT PRODUCTS INC	$20,518,236.30	3.027%
WHITNEY BANK	$12,226,070.74	1.804%
HUNTINGTON NATIONAL BANK (HUNTINGTON)	$9,509,166.13	1.403%
SUNTRUST BANK	$9,509,166.13	1.403%
CHASE LINCOLN FIRST COMMERCIAL CORPORATION	$3,396,130.76	0.501%
BANK OF NOVA SCOTIA	$11,735,061.99	1.731%
Total	$677,867,700.00	100.000%

TERM LOAN PERCENTAGE

Name of Lender	Commitment	Applicable Percentage
BARCLAYS BANK PLC(NEW YORK BRANCH)	$7,144,089.12	5.788%
BANK OF MONTREAL	$6,771,746.62	5.486%
BANC OF AMERICA CREDIT PRODUCTS INC	$6,670,893.80	5.404%
JPMORGAN CHASE BANK NA (JPM CHASE)	$5,711,339.92	4.627%
CONTRARIAN FUNDS, LLC	$5,428,194.29	4.398%
MORGAN STANLEY SENIOR FUNDING INC SENIOR FUNDING INC	$4,890,167.28	3.962%
WELLS FARGO BANK NA	$4,127,982.53	3.344%
HSBC BANK PLC (HSBC)	$3,896,932.00	3.157%
CITI TROUBLED DEBT RESTRUCTURE CBNA	$3,617,782.43	2.931%
MONARCH MASTER FUNDING LTD	$3,565,885.34	2.889%
MARATHON SPECIAL OPPORTUNITY MASTER FUND LTD	$3,403,789.99	2.758%
BANK OF AMERICA NA	$3,385,873.31	2.743%
WHITEBOX CAJA BLANCA FUND LP	$3,385,873.31	2.743%
ABN AMRO CAPITAL USA LLC	$3,385,873.30	2.743%
CIBC INC	$3,385,873.30	2.743%
CITIZENS BANK	$3,385,873.30	2.743%
CREDIT AGRICOLE CIB-NEW YORK-NY BRANCH	$3,385,873.30	2.743%
FIFTH THIRD BANK (FIFTH THIRD)	$3,385,873.30	2.743%
ING CAPITAL LLC	$3,385,873.30	2.743%
NATIXIS NEW YORK BRANCH	$3,385,873.30	2.743%
PNC BANK, N.A.	$3,385,873.30	2.743%
ROYAL BANK OF CANADA	$3,385,873.30	2.743%
SUMITOMO MITSUI BANKING CORP. (FKA THE SUMITOMO BANK)	$3,385,873.30	2.743%
U.S. BANK NATIONAL ASSOCIATION	$3,385,873.30	2.743%
CAPITAL ONE, N.A. CAPITAL ONE FINANCIAL CORPORATION (PARENT)	$2,551,000.44	2.067%
COMERICA BANK	$2,551,000.44	2.067%
COMMONWEALTH BANK OF AUSTRALIA NEW YORK BRANCH	$2,551,000.44	2.067%
CROSS SOUND DISTRESSED OPPORTUNITIES FUND LP SERIES 3 (FKA) CROSS SOUND ENERGY OPPORTUNITY FUND LP SERIES 3	$2,003,347.41	1.623%
ASSOCIATED BANK NA	$1,994,418.53	1.616%
MARATHON CENTRE STREET PARTNERSHIP LP	$1,874,636.98	1.519%
HANCOCK WHITNEY BANK (FKA) WHITNEY BANK	$1,669,745.74	1.353%
BLACK DIAMOND CREDIT STRATEGIES MASTER FUND LTD (FKA) BDC FINANCE LTD	$1,324,895.94	1.073%
HUNTINGTON NATIONAL BANK (HUNTINGTON)	$1,298,691.13	1.052%
WHITEBOX MULTI STRATEGY PARTNERS LP (WHITEBOX ADVISORS LLC)	$1,130,812.80	0.916%
WHITEBOX ASYMMETRIC PARTNERS LP	$950,335.37	0.770%
TRS CREDIT FUND LP (FKA) KTRS CREDIT FUND LP	$759,227.96	0.615%
MARATHON CREDIT DISLOCATION FUND, LP (MARATHON ASSET MANAGEMENT, L.P)	$637,478.46	0.516%
MARATHON BLUE GRASS CREDIT FUND LP	$622,705.46	0.504%
MASTER SIF SICAV SIF	$583,175.23	0.472%
CHASE LINCOLN FIRST COMMERCIAL CORPORATION	$463,818.26	0.376%
ARISTEIA MASTER LP	$325,921.91	0.264%
REEF ROAD MASTER FUND LTD	$299,942.02	0.243%
SIERRA PACIFIC SECURITIES LLC	$181,147.00	0.147%
PENTELI MASTER FUND LTD (MARATHON ASSET MANAGEMENT)	$108,708.63	0.088%
FIRST BALLANTYNE LLC	$97,399.28	0.079%
JAMES MICHAEL FORD	$50,941.12	0.041%
THREE LITTLE BIRDS INVESTMENTS LLC	$50,941.12	0.041%
WHITEBOX INSTITUTIONAL PARTNERS LP	$32,602.31	0.026%
CITIBANK NA	$27,915.69	0.023%
WINDERMERE IRELAND FUND PLC	$18,950.13	0.015%
CLARENCE HUGS EDWARDS JR	$15,282.48	0.012%
FRED C ALEXANDER III	$5,094.27	0.004%
SCOTT J SIMONS	$5,094.27	0.004%
JOHN EDWARD KRESHON	$4,075.29	0.003%
MICHAEL D JOHNSON	$2,037.65	0.002%
Total:	$123,437,500.00	100.00%

FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT– Page 1